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                                                                    EXHIBIT 10.9


                               CB BANCSHARES, INC.
                      DIRECTORS DEFERRED COMPENSATION PLAN

                        (EFFECTIVE AS OF APRIL 29, 1999)


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                               CB BANCSHARES, INC.
                      DIRECTORS DEFERRED COMPENSATION PLAN


      Article 1. PURPOSE. This CB Bancshares, Inc. Directors Deferred Compensation Plan ("Plan") is intended to advance the interests of CB Bancshares, Inc. ("Company") by providing deferred compensation benefits to the non-employee members of the Board of Directors of the Company and City Bank ("Bank") and International Savings and Loan Association, Limited ("ISL") ("Directors") and thereby strengthen the ability of the Company and such subsidiaries to attract and retain valued Directors upon whose judgment, initiative, and efforts the successful conduct and development of the Company depends.

      Article 2. EFFECTIVE DATE. This Plan shall become effective as of April 29, 1999 ("Effective Date"), upon adoption by the Board of Directors of the Company, and shall operate on the basis of the calendar year ("Plan Year"), with the first Plan Year beginning on the Effective Date and ending on December 31, 1999.

      Article 3. ELIGIBILITY. Any Director entitled to compensation by the Company or the Bank or ISL for service as a Director ("Eligible Director"), other than a Director who is also a salaried officer or employee of the Company or any of its subsidiaries, may elect to become a participant ("Participant") under the Plan by written notice to the Company.

      Article 4. ELECTION OF DEFERRAL. Each Participant may elect to defer the receipt of either all, or a portion no less than a ratable 50%, of his annual retainer fees or meeting fees, which are earned for the Plan Year commencing after the date of the election ("Deferral Election"). The Deferral Election shall be in substantially the form attached hereto as "Exhibit A". The Deferral Election for a Plan Year shall be effective as of the first day of the Plan Year and shall be irrevocable as to the designated fees earned for the Plan Year and, further, such Deferral Election must be dated and filed with the Company prior to the first day of the Plan Year. In the case of an individual who becomes a Director after the Effective Date, such Director may make a Deferral Election within 30 days after becoming a Director, but such Deferral Election shall be effective only with respect to the Director's fees earned after the date the Deferral Election is executed and delivered to the Company. In the case of the first Plan Year beginning on the Effective Date, a Director may make a Deferral Election within 30 days after the adoption and execution of the Plan (or, if later, within 30 days after the Effective Date),


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but such Deferral Election shall be effective only with respect to the
Director's fees earned after the date the Deferral Election is executed and delivered to the Company.

      A Deferral Election for a Participant shall remain effective for each subsequent Plan Year unless the Participant terminates or modifies the Deferral Election. By written notice in the form of a revised Deferral Election delivered to the Company on or before any December 31, any Participant may elect to terminate or modify his Deferral Election with respect to fees earned for the next succeeding Plan Year commencing after the December 31. In such event, the amount accumulated pursuant to the Plan prior to the effective date of his termination election shall continue to be subject to the provisions of the Plan. A Participant who elects to terminate his participation shall be permitted to make a new Deferral Election effective no earlier than the beginning of the Plan Year following the Plan Year for which his Deferral Election is terminated.

      Article 5. DEFERRED COMPENSATION ACCOUNT. Separate accounts shall be established and maintained on behalf of each Participant under the Plan (in the aggregate, "Account"), which Account shall reflect the balance of the Deferral Election amounts credited to the Participant as provided in Article 4 above. The deferred fees of each Participant shall be credited to the Participant's Account as of the date on which such fees would be otherwise payable to the Participant.

      As part of the Participant's Deferral Election for each Plan Year, the Participant shall direct that the total of the deferred fees for the Plan Year shall be credited to either (a) a "Regular Account" or (b) a "Company Stock Account". For purposes of determining the value of the balance of each Participant's Account, the amount allocated to the Participant's Regular Account shall be treated as if such amount were ratably credited for each Plan Year with interest in an amount equal to the interest rate payable on a City Bank one year certificate of deposit issued as of the first day of the Plan Year (or, in the case of the first Plan Year, issued as of the Effective Date). Further, for purposes of determining the value of the Participant's Account, the amount allocated to the Participant's Company Stock Account shall be treated as if such amount were invested in shares of Company common stock ("Company Stock") (and with any earnings on such Company Stock Account treated as reinvested in shares of Company Stock). Each Account shall be appropriately increased or decreased, as the case may be, to reflect the appreciation or depreciation in the value and the net income or loss attributable to the deemed investment, and the distributions and expenses that may be charged to the Account. The Participant agrees on behalf of himself and any designated beneficiary to



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assume all risks and responsibilities for the value of his Account, and the
Company shall not be liable for any deemed investment losses that may be incurred under the Account. The deemed investment described in this Article 5 shall be subject to the requirements of Articles 10 and 11 herein and shall be the basis upon which the Participant's Account shall be valued hereunder. The Participant shall have no direct ownership interest whatsoever in such deemed investment, notwithstanding that the Company may set aside general funds of the Company in the form of the investment pursuant to Articles 10 and 11 herein.

      As of any applicable determination date, the value of the Company Stock Account shall be based on the fair market value ("Fair Market Value") of Company Stock at such time. Fair Market Value on any day shall be deemed to be the highest closing price of the Company Stock on such day on the New York Stock Exchange (or such other exchange or interdealer quotation system that then constitutes the primary trading market for the Company Stock), and if no reported sale takes place on such day, Fair Market Value shall be deemed to be the highest closing price on the next preceding day on which such a sale occurred.

      Article 6. VESTING. Except as provided in Article 11, a Participant shall have a 100% vested and nonforfeitable interest in the balance of his Account.

      Article 7. DISTRIBUTION DUE TO TERMINATION. In the event that the Participant terminates as a Director of the Company, and as the Participant may elect, the amount credited to the Account of a Participant shall be paid in cash to the Participant in a single lump sum within ten years following such termination, or in equal annual installments over a period of years, not exceeding ten years following such termination. Each Participant shall file with the Company at the time of (and as part of) his Deferral Election an irrevocable election regarding the method of distribution of that portion of his Account derived from the Deferral Election. The distribution of an Account under this
Section 7 and Section 8 shall be based upon the valuation of the Account determined as of the last day of the month immediately preceding the date of the distribution.

      Article 8. DISTRIBUTION DUE TO DEATH. In the event of the death of an active Participant, or terminated Participant prior to expiration of the period during which his Account is payable, the balance of his Account shall be paid in cash in a single lump sum to his designated beneficiary. The Account shall be paid in full as soon as practicable following the Participant's death. The Participant's designated beneficiary shall be



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designated or changed by the Participant (without the consent of any prior beneficiary) through written notice in substantially the form attached hereto as "Exhibit B" delivered to the Company. If no such beneficiary is designated, or if no designated beneficiary survives the Participant, the amount payable due to the Participant's death shall be payable to the Participant's estate.

      Article 9. INCAPACITY. If the Compensation Committee ("Committee") of the Board of Directors finds that any person to whom payment is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim for such payment has been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

      Article 10. FUNDING. The amounts payable under this Plan shall be paid from the general funds of the Company, as the Compensation Committee of the Board of Directors may determine, and a Participant shall have no right, title, or interest whatsoever in or to investments, if any, which the Company may make to aid it in meeting its obligations under this Plan. Title to and beneficial ownership of any such investments shall at all times remain in the Company. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant and any other person. To the extent that any person acquires a right to receive a payment from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor.

      The Company may, for administrative reasons, establish a "rabbi trust" in order to set aside general funds of the Company for purposes of satisfying Plan obligations. If such a trust arrangement is established, the arrangement shall be consistent with the preceding portion of this Article 10, and the arrangement shall be subject to the following conditions: (a) The establishment and maintenance of the trust shall not cause the Plan to be other than an "unfunded" plan for purposes of the Internal Revenue Code of 1986, as amended ("Code"), and Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (b) The Company shall be treated as the "grantor" of the trust for purposes of Code Section 677; and (c) The trust shall provide that its assets may be used to satisfy claims of the Company's general creditors in the event of insolvency and that the rights of such general creditors in such circumstances are enforceable under federal and state law.



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      Article 11. LEGAL STATUS. This Plan is intended to constitute a nonqualified deferred compensation plan not subject to the qualification requirements of Code Section 401(a) or ERISA. Specifically, prior to the actual payment of the amounts credited to an Account, there is no transfer of any assets to a Participant or for the benefit of the Participant under this Plan, and the Plan is intended to confer no current benefit that would be immediately taxable to the Participant under the constructive receipt rule or economic benefit doctrine under the tax laws. Further, this Plan is intended to benefit non-employee Directors exclusively, and not employees of the Company, and is thereby not subject to the requirements of ERISA.

      Article 12. CONTINUED SERVICE. Nothing contained in this Plan shall be construed as conferring upon a Participant the right to continue in the service of the Company as a Director or in any other capacity. Further, nothing contained in this Plan shall be deemed to create an obligation on the part of the Board to nominate any Director for reelection by the Company stockholders.

      Article 13. NONASSIGNMENT. The interests of a Participant hereunder may not be sold, transferred, signed, pledged, or hypothecated. No Participant may borrow against his Account.

      Article 14. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee shall hold meetings at such times and places as they may determine, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Plan. Any action of the Committee shall be taken by majority vote or the unanimous written consent of the Committee members.

      Subject to the other provisions of this Plan, and with a view to effecting its purpose, the Committee shall have, in its sole and absolute discretion, the authority: (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to determine the value of an Account and the amount and recipient of any payment; and (d) to make all other determinations and do all other things necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives, heirs, and beneficiaries.


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      Notwithstanding any other provision of the Plan (and without limiting the
Committee's authority), in connection with any action concerning transactions by Directors who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") ("Insiders"), the Committee may adopt such procedures as it deems necessary or desirable to assure the availability of exemptions from Section 16 of the Exchange Act afforded by Rule 16b-3 thereunder or any successor rule. Without limiting the foregoing, in connection with approval of any transaction by an Insider involving an acquisition from the Company, or involving the disposition to the Company, of an interest in Company Stock, the Committee may delegate its approval authority to a subcommittee thereof comprised of two or more "Non-Employee Directors" (as defined in Rule 16b-3), or take action by the affirmative vote of two or more Non-Employee Directors (with all other members of the Committee abstaining or recusing themselves from participating in the matter), or refer the matter to the full Board of Directors for action.

      Article 15. AMENDMENT AND TERMINATION. The Plan may, at any time or from time to time, be amended, modified, or terminated at the sole and complete discretion of the Board of Directors. However, no amendment, modification, or termination of the Plan shall adversely affect such Participant's rights with respect to amounts then accrued in his Account.

      Article 16. RULE 16B-3 REQUIREMENTS. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act (except to the extent that noncompliance of a particular transaction would not result in liability under Section 16 of the Exchange Act or the rules adopted thereunder). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      Article 17. TAX WITHHOLDING. The payment of any amount under this Plan shall be conditioned upon the satisfaction of tax withholding, or other withholding liabilities under state or federal law.

      Section 18. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Company's Board of Directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or



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resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company have to indemnify them or hold them harmless.

      Section 19. SUCCESSORS. All obligations of the Company under the Plan with respect to any Account hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      Article 20. ENFORCEABILITY AND CONTROLLING LAW. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue in full force and effect. The provisions of this Plan shall be construed, administered, and enforced according to the laws of the State of Hawaii.

      Article 21. GENDER. Wherever any words are used under the Plan in the masculine, feminine, or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers on this 29th day of April , 1999.




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                                    EXHIBIT A

                               CB BANCSHARES, INC.
                     DIRECTORS DEFERRED COMPENSATION PLAN--
                     ELECTION FOR DEFERRAL OF DIRECTORS FEES
================================================================================

Participant Name
                 ---------------------------------------------------------------
Address
        ------------------------------------------------------------------------

Social Security                                      Birth Date
                ------------------------------------            ---------------
Plan Year
          --------------------------------
================================================================================
         You are a non-employee director of CB Bancshares, City Bank, or International Savings and Loan Association, Limited who is eligible to participate in the Plan and, as such, you may designate a percentage amount (but no less than 50%) of your aggregate retainer and meeting fees for the above Plan year that you wish to have credited to your Account on a pre-tax basis. If you do not elect to participate in the Plan for the above Plan year, you may again elect to participate as of the first day of the next Plan year. For the initial Plan year beginning April 29, 1999, a deferral election shall apply only to fees earned after the date the Company received this election.
===============================================================================
Check the applicable item:

A. Deferral Election.

____ 1. I wish to participate in the Plan by deferring all or a portion of my directors fees to the Plan as specified below for the above Plan year.

____ 2. I do not wish to contribute any part of my directors fees to the Plan for the above Plan year.


____ 3. I am now a participant in the Plan and wish to terminate my elective deferral effective as of the Plan year beginning . I understand that this termination of my election can be only effective as of the beginning of a Plan year and must be executed and delivered to the Company prior to the beginning of the Plan year.

____ 4. I am now a participant in the Plan and wish to change my contribution amount to that specified below effective as of the Plan year beginning _________________. I understand that this modification of my election can be only effective as of the beginning of a Plan year and must be executed and delivered to the Company prior to the beginning of the Plan year.


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If you checked 1 or 4, complete the following as applicable:

     1. I elect _________% (no less than 50%) of my directors fees (that is, a ratable amount of my retainer and meeting fees) to be credited to my Account effective for the Plan year (including succeeding years unless terminated or changed by new election) beginning
          _____________________.

     2. I elect the balance of my Account relating to the fees deferred by this Deferral Election to be paid to me in the following manner after my termination as a Director:

            _____ a single lump sum payment as soon as administratively practicable following my termination.

            _____ a single lump sum payment in_____ years following my termination (indicate number no more than ten).

            _____ annual installment payments commencing as soon as
                  administratively practicable following my termination over a period of ________ (indicate number no more than ten) years.

            _____ other________________________________________________________

                       ________________________________________________________

                       ________________________________________________________


B. Investment Election.


____ 1. I elect to have the amounts subject to this Deferral Election to be credited to my Company Stock Account (i.e., treated as if invested in Company common stock).

____ 2. I elect to have the amounts subject to this Deferral Election to be credited to my Regular Account (i.e., subject to interest equal to the interest on a City Bank one-year certificate of deposit as of the beginning of the Plan Year).

===============================================================================
SIGNATURE





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         I have been explained the contents of this form and the Directors
Deferred Compensation Plan (a copy of which I have received). I hereby authorize the deferral amounts specified above to be deducted from my directors fees and credited to my account pursuant to the terms of the Plan.


Date                    Signature
     ------------------           -----------------------------------------

Receipt acknowledged:
CB Bancshares, Inc.

By
   ---------------------------------
   Its
Date
     -------------------------------




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                                    EXHIBIT B

                               CB BANCSHARES, INC.
                     DIRECTORS DEFERRED COMPENSATION PLAN--
                          BENEFICIARY DESIGNATION FORM

===============================================================================
Participant Name
                 --------------------------------------------------------------
Address
        -----------------------------------------------------------------------
Social Security                                      Birth Date
                ------------------------------------            ---------------
===============================================================================
         As a participant in the above-named plan, I hereby acknowledge that, in accordance with the right granted to me under the plan to designate and redesignate the beneficiary or beneficiaries to receive my plan benefit in the event of my death, I hereby designate the following beneficiaries to receive such benefit in the order of priority as indicated:


                  Primary Beneficiary:

                           Full name:

                           ----------------------------------------------------

                           Street address:

                           ----------------------------------------------------

                           City/State/Zipcode:

                           ----------------------------------------------------

                           Social Security Number:

                           ----------------------------------------------------

                           Relationship to me:


                           ----------------------------------------------------

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         Contingent Beneficiary (i.e., my designated beneficiary in the event the primary beneficiary predeceases me):


                           Full name:

                           ----------------------------------------------------

                           Street address:

                           ----------------------------------------------------

                           City/State/Zipcode:

                           ----------------------------------------------------

                           Social Security Number:

                           ----------------------------------------------------

                           Relationship to me:


                           ----------------------------------------------------


      This beneficiary designation form revokes any prior beneficiary designation made by me.


Date                    Signature
     ------------------           -----------------------------------------

Receipt acknowledged:
CB Bancshares, Inc.


By
   --------------------------------
   Its
Date
     -------------------------------

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